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                                                                  Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 10, 2000, in Amendment No. 1 to the Registration Statement (Form SB-2 No. 333-37092) and related Prospectus of vFinance.com, Inc. for the registration of 7,559,167 shares of its common stock.

                                      /s/ Ernst & Young LLP

Atlanta, Georgia
July 13, 2000